UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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MARINUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! MARINUS PHARMACEUTICALS, INC. 2021 Annual Meeting Vote by May 25, 2021 at 11:59 PM ET MARINUS PHARMACEUTICALS, INC. 5 RADNOR CORPORATE CENTER, SUITE 500 100 MATSONFORD RD RADNOR, PA 19087 D49962-P54111 You invested in MARINUS PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 26, 2021 9:30 a.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/MRNS2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Recommends Voting Items D49963-P54111 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of three Class I Directors, each to serve until the Company’s 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified: Nominees: 01) Charles Austin 02) Michael R. Dougherty 03) Elan Ezickson For All 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For 3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement. For NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.